UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  06/30/2014

Item 1.  Reports to Stockholders.

Institutional Short Duration
Government Bond Fund

TWSGX

Semi-Annual Report

 June 30, 2014

Advised by:
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209
(303) 864-1213

Subadvised by:
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Tel. (855) 881-2380

 www.TransWesternFunds.com

Market Conditions:

U.S. markets continued to pay close attention to the Federal Reserve (the “Fed”) through the end of 2013 and into 2014. The calendar year 2014 started off slow, but while the slow pace of economic growth has remained frustrating, the Fed’s accommodative monetary policy continues to support the global risk appetite, the thirst for yield and the low-volatility environment.

Treasury yields peaked at the turn of the year (2013-2014) to slightly over 3% but subsequently fell into a range between 2.6% and 2.8% for much of the first quarter in 2014. The initial plunge from 3.0% to 2.6% was set off by a series of events including a weakening of investor confidence in emerging markets and a drop in payrolls due to extreme weather conditions across the country. Several risk-off themes continued through the quarter including three consecutive Purchasing Managers Index (“PMI”) numbers below 50 from China along with rolling default announcements and flare-ups in China’s Shibor market. Continued uncertainty about Putin’s intentions in Ukraine rattled markets at times and perhaps most importantly a parade of weaker than expected data in the US mostly related to the unusually harsh winter also weighed on bond yields. More recently on March 19, 2014, following the last Federal Open Market Committee (“FOMC”) meeting, FOMC Chair Janet Yellen took the 10-year yield up ten basis points with surprisingly hawkish sounding comments on the timing of when the FOMC might start to hike rates. She said that tapering of asset purchases could end this fall and there would be a considerable time between the end of the stimulus and the first rate increase. How much time? “You know, this is the kind of term, it’s hard to define, but, you know, it probably means something on the order of around six months or that type of thing.” Not exactly a table pounding statement and she was clearly caught off guard by the question, but the market hasn’t given back the ten basis points since. Inflation remained soft as well with the FOMC’s favorite measure “core personal consumption expenditures (“PCE”)” slipping to 1.1% year-to-year. During the first quarter of 2014, the yield curve flattened by 35 basis points. During that period, the 2-year yield rose by four basis points to 0.42% and the 10-year yield fell by 31 basis points to 2.72%. Overall the US government market, as measured by the Citigroup World Government Bond Index - US Government (local), gained 1.3%.

Treasury yields rose a bit higher in June, but overall, the change in tone set in May toward lower yields remained intact. Instead of the old trading range for the 10-year between 2.6% and 2.8% that we saw from February through April, yields have been trading in a range from 2.45% to 2.65% in May and June. We attribute much of the fall to a realization that the Fed is likely to hike rates slowly (every other meeting) and will stop at a level lower than in the past. Following a long string of disappointments on economic growth around the world, in mid-May we saw a surprisingly weak retail sales report in the US quickly followed by a weak GDP report from the Euro Zone, Germany excluded. Data mostly came in below expectations for the month of June which has helped to keep the downward pressure on Treasury yields. Toward the end of June the Iraq related spike in oil prices, a much weaker than expected GDP report and some weakness in consumer spending on discretionary nondurable goods rekindled concerns about the underlying strength of the US economy. Finally medical inflation has begun to normalize, reversing what most thought was noise in the unusually low inflation readings. US core PCE inflation continued to move back toward 2%, rising 1.5% over the last 12 months and at nearly a 3% pace over the last 3 months. Overall during the second quarter of 2014, the yield curve flattened. During that period, the 2-year yield rose by three basis points to 0.46% and the 10-year yield fell by 20 basis points to 2.53%.

Performance Results:

For the period December 31, 2013 through June 30, 2014, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned approximately +2.21% (before fees), which was 18 bps better than the Benchmark (50% Barclays Short Treasury, 50% Barclays MBS Index) return of +2.03% during the same period.

1

Explanation of Fund Performance:

The Fund and the Benchmark posted positive total returns for the first half of 2014, ending June 30, 2014. Excess return was driven by a sector underweight to US Treasuries, in favor of an overweight to agency mortgage-backed securities (“MBS”). A significant underweight to US Treasuries was maintained as we believed more attractive opportunities existed elsewhere. Agency MBS had positive absolute performance and also outperformed duration-matched Treasuries. However, positive impacts from our overweight allocation to agency MBS were offset by negative security selection, due mostly to agency pass through securities. On average over the period, the Fund’s effective duration was approximately 0.12 years shorter than the Benchmark. Overall, the yield curve positioning weighed on excess return as the yield curve flattened during the first and second quarters.

Outlook:

The Fed has been dovish, and the markets more dovish but we expect Fed tone to change by year-end 2014, as the US jobs machine continues to generate over 200,000 new positions every month, and labor market conditions gradually tighten. We believe that the Fed’s Taper program will proceed as we had earlier forecasted, with a final round of purchases in October 2014. This timeline is widely discounted by the market, and we do not anticipate a material market reaction should QE end a month earlier or later. We expect the first Fed interest rate hike in Q3 2015, but expect markets to price it before then. We believe that the FOMC will attempt to manage expectations for a very slow pace of policy accommodation removal, with a 25 bps every other meeting pace of tightening, perhaps until the Federal Reserve reaches a 2% Fed Funds Rate. However, strong economic data could push rates up sooner than anticipated. Conversely, geopolitical events or a reversal in the positive trend in US employment figures could send yields lower.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

2

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO REVIEW

June 30, 2014 (Unaudited)

The Fund’s performance figures* for the periods ended June 30, 2014, compared to its benchmarks:

	Six Months	One Year	Since Inception**
TransWestern Institutional Short Duration Government Bond Fund	1.96%	2.07%	1.69%
Barclays Capital Mortgage Backed Securities Index ***	4.03%	4.66%	3.27%
Barclays Capital Short Treasury Index ****	0.07%	0.13%	0.17%
Blended Benchmark Index *****	2.03%	2.38%	1.71%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Per the fee table in the Fund’s April 30, 2014 prospectus, the total annual operating expenses are 0.67% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Barclays Capital Mortgage Backed Securities Index measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

****	The Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclay’s Capital Mortgage Backed Securities. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2014

Holdings By Investment Type	% of Net Assets
U.S. Government Agency Obligations	93.7%
U.S. Treasury Notes	4.9%
Other, Cash & Cash Equivalents	1.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

3

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014 (Unaudited)

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 93.7%
	FEDERAL HOME LOAN MORTGAGE CORP. - 32.3% (a)
$4,635,988	FHLMC Multifamily Structured Pass Through Certificates (b)	0.5020	4/25/2019	$4,635,225
13,145,000	FHLMC Multifamily Structured Pass Through Certificates	1.7300	7/25/2019	13,044,014
6,123,000	FHLMC Multifamily Structured Pass Through Certificates	1.8690	11/25/2019	6,087,661
2,170,000	FHLMC Multifamily Structured Pass Through Certificates	2.1300	1/25/2019	2,205,602
545,000	FHLMC Multifamily Structured Pass Through Certificates	2.3230	10/25/2018	559,167
215,000	FHLMC Multifamily Structured Pass Through Certificates	2.4120	8/25/2018	221,775
500,000	FHLMC Multifamily Structured Pass Through Certificates	2.6990	5/25/2018	521,546
1,085,000	FHLMC Multifamily Structured Pass Through Certificates	3.1540	2/25/2018	1,149,302
5,560,000	FHLMC Multifamily Structured Pass Through Certificates (b)	3.2500	4/25/2023	5,775,734
3,845,000	FHLMC Multifamily Structured Pass Through Certificates (b)	3.3200	2/25/2023	4,019,200
538,000	FHLMC Multifamily Structured Pass Through Certificates (b)	3.9740	1/25/2021	590,661
1,038,000	FHLMC Multifamily Structured Pass Through Certificates	3.9890	6/25/2021	1,137,278
5,000,000	Freddie Mac TBA	3.0000	7/15/2043	4,933,983
1,895,913	Freddie Mac Gold Pool	3.5000	5/1/2043	1,952,886
347,819	Freddie Mac Gold Pool	4.0000	2/1/2044	368,518
1,523,778	Freddie Mac Gold Pool	4.5000	5/1/2031	1,662,412
610,031	Freddie Mac Gold Pool	5.0000	5/1/2041	677,335
84,607	Freddie Mac Gold Pool	7.5000	6/1/2017	89,021
236,856	Freddie Mac Non Gold Pool (b)	2.0880	6/1/2037	251,002
978,664	Freddie Mac Non Gold Pool (b)	2.1100	5/1/2037	1,035,841
90,483	Freddie Mac Non Gold Pool (b)	2.2500	1/1/2023	92,454
1,197,404	Freddie Mac Non Gold Pool (b)	2.2650	11/1/2036	1,260,874
272,539	Freddie Mac Non Gold Pool (b)	2.2900	4/1/2036	283,899
4,170,577	Freddie Mac Non Gold Pool (b)	2.3450	8/1/2033	4,431,535
466,777	Freddie Mac Non Gold Pool (b)	2.3500	11/1/2033	496,655
907,843	Freddie Mac Non Gold Pool (b)	2.3520	1/1/2035	964,684
616,897	Freddie Mac Non Gold Pool (b)	2.3640	11/1/2036	657,470
394,134	Freddie Mac Non Gold Pool (b)	2.3700	4/1/2035	421,218
744,554	Freddie Mac Non Gold Pool (b)	2.3700	3/1/2036	796,481
2,678,548	Freddie Mac Non Gold Pool (b)	2.3740	3/1/2037	2,854,649
7,765,508	Freddie Mac Non Gold Pool (b)	2.3740	9/1/2038	8,244,545
878,778	Freddie Mac Non Gold Pool (b)	2.3750	2/1/2035	939,106
931,165	Freddie Mac Non Gold Pool (b)	2.3770	2/1/2036	992,547
356,362	Freddie Mac Non Gold Pool (b)	2.3790	11/1/2038	379,993
933,103	Freddie Mac Non Gold Pool (b)	2.3960	1/1/2033	997,135
695,050	Freddie Mac Non Gold Pool (b)	2.3970	9/1/2035	741,819
602,683	Freddie Mac Non Gold Pool (b)	2.4010	4/1/2037	643,320
536,620	Freddie Mac Non Gold Pool (b)	2.4050	1/1/2035	573,472
719,397	Freddie Mac Non Gold Pool (b)	2.4160	2/1/2036	768,217
70,930	Freddie Mac Non Gold Pool (b)	2.4330	7/1/2024	71,883
260,326	Freddie Mac Non Gold Pool (b)	2.4520	9/1/2038	277,605
813,602	Freddie Mac Non Gold Pool (b)	2.4570	6/1/2034	867,602
392,783	Freddie Mac Non Gold Pool (b)	2.4860	4/1/2037	419,975
4,813,129	Freddie Mac Non Gold Pool (b)	2.5480	3/1/2038	5,164,113
1,326,081	Freddie Mac Non Gold Pool (b)	2.6200	5/1/2036	1,424,488
2,645,539	Freddie Mac Non Gold Pool (b)	2.6350	11/1/2036	2,834,376
290,734	Freddie Mac Non Gold Pool (b)	2.8050	3/1/2037	313,901
190,356	Freddie Mac Non Gold Pool (b)	3.1540	5/1/2037	191,710
200,902	Freddie Mac Non Gold Pool (b)	3.2950	6/1/2037	211,735
898,717	Freddie Mac Non Gold Pool (b)	3.3410	11/1/2038	955,857
885,460	Freddie Mac Non Gold Pool (b)	4.2410	9/1/2038	929,993
150,207	Freddie Mac Non Gold Pool (b)	5.2850	12/1/2037	158,467
418,161	Freddie Mac REMICS (b,c)	0.3020	4/15/2018	418,399
269,469	Freddie Mac REMICS (b,c)	0.3520	10/15/2017	269,761
262,771	Freddie Mac REMICS (b,c)	0.3920	5/15/2036	262,620
18,585	Freddie Mac REMICS (b,c)	0.5020	4/15/2033	18,597

See accompanying notes to financial statements.

4

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 93.7%
	FEDERAL HOME LOAN MORTGAGE CORP. - 32.3% (a)(continued)
$134,937	Freddie Mac REMICS (b,c)	0.5420	8/15/2035	$135,415
427,346	Freddie Mac REMICS (b,c)	0.5520	11/15/2032	430,955
302,465	Freddie Mac REMICS (b,c)	0.9020	12/15/2032	308,168
103,293	Freddie Mac REMICS (b,c)	1.1020	12/15/2031	106,009
174,644	Freddie Mac REMICS (b,c)	1.1520	3/15/2032	179,702
91,496	Freddie Mac REMICS (c)	4.0000	10/15/2017	92,521
711,222	Freddie Mac REMICS (c)	4.0000	2/15/2020	749,420
81,749	Freddie Mac REMICS (c)	4.0000	9/15/2024	82,335
456,122	Freddie Mac REMICS (c)	4.0000	4/15/2041	489,319
29,912	Freddie Mac REMICS (c)	4.2500	6/15/2019	30,165
78,779	Freddie Mac REMICS (c)	4.2500	3/15/2034	80,336
709,024	Freddie Mac REMICS (c)	4.3044	6/15/2048	742,483
1,378,006	Freddie Mac REMICS (c)	4.3342	12/15/2036	1,448,350
700,000	Freddie Mac REMICS (c)	4.5000	2/15/2020	746,349
546,311	Freddie Mac REMICS (c)	4.5000	10/15/2027	561,641
95,457	Freddie Mac REMICS (c)	4.5000	11/15/2028	98,833
245,310	Freddie Mac REMICS (c)	4.5000	8/15/2034	262,319
90,284	Freddie Mac REMICS (c)	4.5000	12/15/2036	91,051
252,624	Freddie Mac REMICS (c)	5.0000	2/15/2018	266,638
765,171	Freddie Mac REMICS (c)	5.0000	10/15/2019	819,334
2,686,063	Freddie Mac REMICS (c)	5.0000	12/15/2024	2,900,352
281,685	Freddie Mac REMICS (c)	5.0000	1/15/2026	310,373
200,867	Freddie Mac REMICS (c)	5.0000	10/15/2032	208,123
1,325,533	Freddie Mac REMICS (c)	5.0000	11/15/2032	1,358,393
124,329	Freddie Mac REMICS (c)	5.0000	1/15/2033	125,000
1,490,000	Freddie Mac REMICS (c)	5.0000	9/15/2035	1,633,331
28,695	Freddie Mac REMICS (c)	5.0000	10/15/2036	28,816
77,146	Freddie Mac REMICS (c)	5.5000	7/15/2033	83,239
57,836	Freddie Mac REMICS (c)	5.5000	12/15/2033	58,010
1,804,549	Freddie Mac REMICS (c)	5.5000	11/15/2034	1,894,339
1,545,000	Freddie Mac REMICS (c)	5.5000	5/15/2035	1,733,054
4,332,075	Freddie Mac REMICS (c)	5.5000	2/15/2038	4,715,239
46,221	Freddie Mac REMICS (c)	6.0000	1/15/2025	46,293
239,969	Freddie Mac REMICS (c)	6.0000	3/15/2029	267,030
636,347	Freddie Mac REMICS (c)	6.5000	12/15/2023	701,194
307,801	Freddie Mac REMICS (c)	6.5000	12/15/2028	345,077
				116,378,524
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 29.4% (a)
4,000,000	Fannie Mae TBA	4.0000	8/1/2044	4,232,500
241,910	Fannie Mae Pool (b)	1.3230	4/1/2034	247,819
138,755	Fannie Mae Pool (b)	1.3230	9/1/2044	142,177
143,355	Fannie Mae Pool (b)	1.8090	2/1/2036	153,054
61,143	Fannie Mae Pool (b)	1.8320	2/1/2020	62,571
510,702	Fannie Mae Pool (b)	1.8850	8/1/2035	545,517
808,741	Fannie Mae Pool (b)	1.9150	1/1/2035	856,030
372,022	Fannie Mae Pool (b)	1.9230	7/1/2035	396,199
223,580	Fannie Mae Pool (b)	2.0520	7/1/2032	224,550
62,003	Fannie Mae Pool (b)	2.1230	1/1/2019	62,909
1,111,368	Fannie Mae Pool (b)	2.1280	2/1/2036	1,175,456
79,823	Fannie Mae Pool (b)	2.1400	3/1/2033	80,437
1,731,621	Fannie Mae Pool (b)	2.1520	4/1/2037	1,836,626
1,513,362	Fannie Mae Pool (b)	2.1940	7/1/2035	1,608,716
2,472,523	Fannie Mae Pool (b)	2.1970	9/1/2037	2,641,976
494,760	Fannie Mae Pool (b)	2.2030	9/1/2035	527,569
129,677	Fannie Mae Pool (b)	2.2500	5/1/2032	130,408

See accompanying notes to financial statements.

5

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 93.7%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 29.4% (a)(continued)
$555,833	Fannie Mae Pool (b)	2.2560	9/1/2034	$595,344
110,830	Fannie Mae Pool (b)	2.2630	5/1/2032	111,541
236,090	Fannie Mae Pool (b)	2.2700	9/1/2036	251,393
1,519,002	Fannie Mae Pool (b)	2.2770	4/1/2037	1,626,255
1,931,299	Fannie Mae Pool (b)	2.2850	11/1/2033	2,051,440
803,223	Fannie Mae Pool (b)	2.3020	4/1/2037	859,719
1,169,444	Fannie Mae Pool (b)	2.3100	1/1/2036	1,248,047
598,190	Fannie Mae Pool (b)	2.3220	4/1/2034	637,340
762,813	Fannie Mae Pool (b)	2.3260	4/1/2033	815,121
341,730	Fannie Mae Pool (b)	2.3310	8/1/2035	366,126
141,696	Fannie Mae Pool (b)	2.3320	6/1/2036	150,826
2,986,992	Fannie Mae Pool (b)	2.3390	10/1/2034	3,208,036
127,986	Fannie Mae Pool (b)	2.3450	5/1/2035	136,571
1,288,254	Fannie Mae Pool (b)	2.3480	7/1/2035	1,376,260
904,025	Fannie Mae Pool (b)	2.3480	8/1/2035	955,723
1,051,361	Fannie Mae Pool (b)	2.3480	8/1/2035	1,110,861
111,504	Fannie Mae Pool (b)	2.3590	7/1/2033	112,267
72,762	Fannie Mae Pool (b)	2.3600	8/1/2039	77,559
1,076,532	Fannie Mae Pool (b)	2.3750	10/1/2033	1,144,746
179,539	Fannie Mae Pool (b)	2.3930	1/1/2036	191,424
97,051	Fannie Mae Pool (b)	2.3950	5/1/2031	97,732
1,604,087	Fannie Mae Pool (b)	2.3950	10/1/2036	1,707,248
357,987	Fannie Mae Pool (b)	2.4050	6/1/2037	383,949
743,806	Fannie Mae Pool (b)	2.4120	6/1/2033	782,585
1,006,495	Fannie Mae Pool (b)	2.4120	10/1/2033	1,073,516
3,429,184	Fannie Mae Pool (b)	2.4210	3/1/2037	3,687,953
1,757,963	Fannie Mae Pool (b)	2.4380	1/1/2035	1,873,711
121,550	Fannie Mae Pool (b)	2.4480	11/1/2029	122,351
4,798,164	Fannie Mae Pool (b)	2.4670	3/1/2037	5,128,969
77,214	Fannie Mae Pool (b)	2.4940	2/1/2025	77,663
186,759	Fannie Mae Pool (b)	2.5540	8/1/2033	198,951
81,956	Fannie Mae Pool (b)	2.5580	1/1/2030	82,188
1,686,192	Fannie Mae Pool (b)	2.5590	7/1/2037	1,813,908
825,438	Fannie Mae Pool (b)	2.6150	9/1/2037	878,532
105,639	Fannie Mae Pool (b)	2.6250	9/1/2033	106,995
764,335	Fannie Mae Pool (b)	2.6250	8/1/2036	822,025
434,752	Fannie Mae Pool (b)	2.6560	5/1/2035	467,141
1,335,930	Fannie Mae Pool (b)	2.6920	1/1/2036	1,451,556
1,802,389	Fannie Mae Pool (b)	2.7000	10/1/2036	1,939,998
63,218	Fannie Mae Pool (b)	2.7980	7/1/2029	64,982
520,274	Fannie Mae Pool (b)	2.8430	7/1/2037	569,173
401,506	Fannie Mae Pool (b)	2.9730	6/1/2035	427,233
176,239	Fannie Mae Pool (b)	2.9940	11/1/2035	189,186
1,316,221	Fannie Mae Pool	3.0000	1/1/2043	1,294,832
3,337,753	Fannie Mae Pool	3.0000	3/1/2043	3,283,470
5,065,214	Fannie Mae Pool	3.0000	9/1/2043	5,028,419
468,070	Fannie Mae Pool (b)	3.4880	12/1/2039	502,088
630,565	Fannie Mae Pool	3.5000	7/1/2037	644,808
1,914,298	Fannie Mae Pool	3.5000	7/1/2042	1,957,563
11,845,177	Fannie Mae Pool	3.5000	9/1/2042	12,112,882
2,825,699	Fannie Mae Pool	3.5000	9/1/2042	2,889,562
2,788,353	Fannie Mae Pool	3.5000	12/1/2042	2,851,373
1,979,552	Fannie Mae Pool	3.5000	4/1/2043	2,024,301
108,472	Fannie Mae Pool (b)	3.6100	2/1/2023	109,269
952,696	Fannie Mae Pool	4.0000	4/1/2043	1,007,308
2,144,373	Fannie Mae Pool	4.0000	8/1/2043	2,279,637
593,952	Fannie Mae Pool (b)	4.7090	8/1/2038	640,393
388,008	Fannie Mae Pool	5.0000	7/1/2035	432,516
294,271	Fannie Mae Pool	5.0000	7/1/2037	328,347
238,080	Fannie Mae Pool	5.0000	6/1/2040	264,728

See accompanying notes to financial statements.

6

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 93.7%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 29.4% (a)(continued)
$230,624	Fannie Mae Pool	5.0000	6/1/2040	$256,530
711,929	Fannie Mae Pool (b)	5.4880	1/1/2038	755,339
407,376	Fannie Mae Pool	5.5000	11/1/2023	448,348
77,537	Fannie Mae Pool	5.5000	7/1/2037	86,760
125,339	Fannie Mae Pool	5.5000	10/1/2037	140,247
545,160	Fannie Mae Pool	6.0000	4/1/2033	642,807
341,451	Fannie Mae Pool	6.0000	7/1/2036	387,833
297,297	Fannie Mae REMICS (b,c)	0.3520	1/25/2037	297,337
61,509	Fannie Mae REMICS (b,c)	0.4042	11/17/2029	61,678
1,388,593	Fannie Mae REMICS (b,c)	0.7055	12/18/2030	1,405,469
952,445	Fannie Mae REMICS (b,c)	0.7055	12/18/2030	964,021
514,421	Fannie Mae REMICS (b,c)	0.7520	12/25/2032	520,807
132,871	Fannie Mae REMICS (b,c)	1.0520	5/25/2022	134,743
406,668	Fannie Mae REMICS (b,c)	1.1520	8/25/2031	417,715
250,164	Fannie Mae REMICS (c)	3.5000	9/25/2036	255,218
579,806	Fannie Mae REMICS (b,c)	3.8716	8/25/2038	603,086
178,597	Fannie Mae REMICS (c)	4.0000	1/25/2019	186,870
31,545	Fannie Mae REMICS (c)	4.5000	11/25/2022	32,018
20,471	Fannie Mae REMICS (c)	4.5000	1/25/2038	20,568
76,120	Fannie Mae REMICS (c)	5.0000	5/25/2023	81,686
45,588	Fannie Mae REMICS (c)	5.0000	7/25/2025	47,342
77,935	Fannie Mae REMICS (c)	5.0000	11/25/2032	84,995
402,143	Fannie Mae REMICS (c)	5.0000	8/25/2033	405,906
1,138,440	Fannie Mae REMICS (c)	5.0000	1/25/2034	1,181,951
237,534	Fannie Mae REMICS (c)	5.0000	4/25/2034	248,088
75,487	Fannie Mae REMICS (c)	5.0000	3/25/2037	75,754
1,064,038	Fannie Mae REMICS (c)	5.5000	11/25/2025	1,175,879
209,891	Fannie Mae REMICS (c)	5.5000	1/25/2033	222,724
155,748	Fannie Mae REMICS (c)	5.5000	4/25/2035	171,890
654,119	Fannie Mae REMICS (c)	6.0000	11/25/2032	737,079
73,077	Fannie Mae REMICS (b,c)	6.1397	5/25/2037	79,566
				105,680,408
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 32.0%
4,613,220	Ginnie Mae II pool (b)	0.8520	7/20/2062	4,638,283
1,735,615	Ginnie Mae II pool (b)	0.9760	6/20/2062	1,753,493
1,078,052	Ginnie Mae II pool (b)	1.2500	12/20/2061	1,097,124
717,689	Ginnie Mae II pool (b)	1.5100	6/20/2058	735,064
2,555,772	Ginnie Mae II pool (b)	2.0420	2/20/2063	2,727,132
379,394	Ginnie Mae II pool (b)	2.1550	2/20/2063	408,210
4,014,820	Ginnie Mae II pool (b)	2.2110	2/20/2063	4,325,838
4,697,364	Ginnie Mae II pool (b)	2.2630	1/20/2063	5,022,408
1,338,711	Ginnie Mae II pool (b)	2.2790	10/20/2062	1,447,955
2,316,735	Ginnie Mae II pool (b)	2.2980	1/20/2063	2,502,963
9,848,016	Ginnie Mae II pool (b)	2.3150	3/20/2063	10,665,471
1,861,077	Ginnie Mae II pool (b)	2.3230	2/20/2063	2,007,950
4,477,213	Ginnie Mae II pool (b)	2.4780	9/20/2062	4,880,298
1,785,704	Ginnie Mae II pool (b)	2.5290	2/20/2063	1,940,526
1,313,682	Ginnie Mae II pool	4.3120	2/20/2063	1,446,484
2,455,082	Ginnie Mae II pool	4.4660	12/20/2062	2,714,239
1,891,295	Ginnie Mae II pool	4.4790	2/20/2062	2,073,968
4,886,029	Ginnie Mae II pool	4.5050	4/20/2063	5,413,557
5,241,466	Ginnie Mae II pool	4.5210	12/20/2061	5,740,053
4,025,406	Ginnie Mae II pool	4.5240	7/20/2062	4,434,073
3,314,413	Ginnie Mae II pool	4.5320	12/20/2062	3,667,718
2,000,751	Ginnie Mae II pool	4.5580	8/20/2062	2,202,368
670,454	Ginnie Mae II pool	4.5600	3/20/2062	735,179
4,027,170	Ginnie Mae II pool	4.5830	7/20/2062	4,445,240

See accompanying notes to financial statements.

7

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value

	U.S. GOVERNMENT AGENCIES - 93.7%
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 32.0% (continued)
$3,183,456	Ginnie Mae II pool	4.5830	11/20/2062	$3,522,713
3,073,055	Ginnie Mae II pool	4.5880	10/20/2062	3,393,424
1,288,036	Ginnie Mae II pool	4.6040	6/20/2062	1,420,425
493,082	Ginnie Mae II pool	4.6390	3/20/2062	542,375
2,064,214	Ginnie Mae II pool	4.6500	1/20/2061	2,240,764
2,505,170	Ginnie Mae II pool	4.7000	8/20/2061	2,742,181
511,748	Ginnie Mae II pool	4.7430	1/20/2061	555,089
1,220,306	Ginnie Mae II pool	4.8080	8/20/2062	1,340,303
1,935,887	Ginnie Mae II pool	4.8100	2/20/2061	2,114,416
366,160	Ginnie Mae II pool	4.8260	6/20/2061	410,345
2,812,930	Ginnie Mae II pool	4.8510	5/20/2062	3,075,123
985,452	Ginnie Mae II pool	4.9090	6/20/2062	1,077,917
957,341	Ginnie Mae II pool	4.9170	2/20/2062	1,043,813
1,165,034	Government National Mortgage Association (b,c)	0.4020	12/16/2028	1,166,489
3,644,747	Government National Mortgage Association (b,c)	0.6515	10/20/2062	3,651,065
3,729,452	Government National Mortgage Association (b,c)	0.6515	12/20/2062	3,736,735
2,986,468	Government National Mortgage Association (b,c)	0.7500	4/20/2063	2,998,024
432,035	Government National Mortgage Association (c)	6.5000	7/20/2028	492,114
783,669	Government National Mortgage Association (c)	6.5000	4/20/2029	888,260
1,266,309	Government National Mortgage Association (b,c)	7.2158	7/20/2032	1,451,465
				114,888,634
	TOTAL U.S GOVERNMENT AGENCIES (Cost - $337,092,294)			336,947,566

	U.S. TREASURY - 4.9%
5,000,000	United States Treasury Note (b)	0.0700	1/31/2016	5,000,000
5,780,000	United States Treasury Note	0.3750	2/15/2016	5,787,341
2,965,000	United States Treasury Note	1.7500	5/15/2023	2,808,875
4,025,000	United States Treasury Note	2.7500	2/15/2024	4,116,818
	TOTAL U.S. TREASURY NOTES (Cost - $17,486,515)			17,713,034

	TOTAL INVESTMENTS - 98.6% (Cost - $354,578,809) (e)			$354,660,600
	OTHER ASSETS LESS LIABILITIES - NET - 1.4%			5,199,552
	TOTAL NET ASSETS - 100.0%			$359,860,152

TBA	To be announced security.

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security - interest rate subject to periodic change.

(c)	Collateralized mortgage obligation (CMO).

(e)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $354,762,665 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$2,860,028
Unrealized Depreciation:	(2,962,093)
Net Unrealized Depreciation:	$(102,065)

See accompanying notes to financial statements.

8

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited)

ASSETS
Investment securities:
At cost	$354,578,809
At value	$354,660,600
Cash	13,622,678
Receivable for securities sold	4,905,898
Interest receivable	848,074
Prepaid expenses and other assets	4,566
TOTAL ASSETS	374,041,816

LIABILITIES
Payable for investments purchased	13,319,944
Distributions payable	450,657
Investment advisory fees payable	243,148
Distribution (12b-1) fees payable	60,349
Fees payable to other affiliates	74,679
Accrued expenses and other liabilities	32,887
TOTAL LIABILITIES	14,181,664
NET ASSETS	$359,860,152

Net Assets Consist Of:
Paid in capital	366,040,300
Accumulated distributions in excess of net investment income	(1,206,825)
Accumulated net realized loss from investments	(5,055,114)
Net unrealized appreciation on investments	81,791
NET ASSETS	$359,860,152

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	36,010,331
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.99

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

9

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Interest	$3,431,995
TOTAL INVESTMENT INCOME	3,431,995

EXPENSES
Investment advisory fees	810,667
Distribution (12b-1) fees	180,148
Administrative services fees	150,253
Accounting services fees	32,395
Custodian fees	21,126
Transfer agent fees	11,506
Insurance expense	10,776
Legal fees	10,418
Compliance officer fees	10,120
Audit fees	9,962
Trustees’ fees and expenses	4,977
Printing and postage expenses	3,084
Registration fees	582
Other expenses	7,478
TOTAL EXPENSES	1,263,492
Fees waived by the Advisor	(92,696)
NET EXPENSES	1,170,796

NET INVESTMENT INCOME	2,261,199

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investment transactions	374,490
Net change in unrealized appreciation on investments	4,642,339
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,016,829

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,278,028

See accompanying notes to financial statements.

10

TransWestern Institutional Short Duration Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
FROM OPERATIONS
Net investment income	$2,261,199	$3,169,955
Net realized gain (loss) from investment transactions	374,490	(887,083)
Net change in unrealized appreciation (depreciation) on investments	4,642,339	(5,947,412)
Net increase (decrease) in net assets resulting from operations	7,278,028	(3,664,540)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,468,024)	(6,837,764)
From return of capital	—	(181,690)
Net decrease in net assets from distributions to shareholders	(3,468,024)	(7,019,454)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	750,000	207,000,000
Net asset value of shares issued in reinvestment of distributions to shareholders	899,886	1,486,630
Payments for shares redeemed	(16,431,376)	(146,195,771)
Net increase (decrease) in net assets from shares of beneficial interest	(14,781,490)	62,290,859

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,971,486)	51,606,865

NET ASSETS
Beginning of Period	370,831,638	319,224,773
End of Period *	$359,860,152	$370,831,638
* Distributions in excess of net investment income	$(1,206,825)	$—

SHARE ACTIVITY
Shares Sold	75,377	20,490,436
Shares Reinvested	90,254	148,749
Shares Redeemed	(1,648,743)	(14,591,015)
Net increase (decrease) in shares of beneficial interest outstanding	(1,483,112)	6,048,170

See accompanying notes to financial statements.

11

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended		Year Ended		Year Ended	Period Ended
	June 30, 2014		December 31,		December 31,	December 31,
	(Unaudited)		2013		2012	2011 (1)
Net Asset Value, Beginning of Period	$9.89		$10.15		$10.12	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.06		0.08		0.09	0.12
Net realized and unrealized gain (loss) on investments	0.14		(0.17)		0.11	0.17
Total from investment operations	0.20		(0.09)		0.20	0.29

Less distributions from:
Net investment income	(0.10)		(0.17)		(0.17)	(0.15)
Net realized gains	—		—		—	(0.02)
Return of capital	—		(0.00	) (3)	0.00 (3)	—
Total from distributions	(0.10)		(0.17)		(0.17)	(0.17)

Net Asset Value, End of Period	$9.99		$9.89		$10.15	$10.12

Total return (4)	1.96	% (5)	(0.90)%		1.98%	2.90	% (5)

Net assets, end of period (000s)	$359,860		$370,832		$319,225	$91,186
Ratio of gross expenses to average net assets	0.70	% (6)	0.67%		0.68%	0.87	% (6)
Ratio of net expenses to average net assets	0.65	% (6)	0.65%		0.65%	0.65	% (6)
Ratio of net investment income to average net assets	1.26	% (6)	0.78%		0.85%	1.19	% (6)
Portfolio Turnover Rate	11	% (5,7)	32%		62%	103	% (5)

(1)	The TransWestern Institutional Short Duration Government Fund commenced operations on January 3, 2011.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total return shown assumes reinvestment of distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	The portfolio turnover rate excludes dollar roll transactions for the six months ended June 30, 2014. If these were included in the calculation the turnover percentage would be 27%.

See accompanying notes to financial statements.

12

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (Unaudited)

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011 and is offered at net asset value without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers

13

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agency Securities	$—	$336,947,566	$—	$336,947,566
U.S. Treasury Notes	—	17,713,034	—	17,713,034
Total	$—	$354,660,600	$—	$354,660,600

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.
14

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2011 and 2012 or expected to be taken on the 2013 return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions - The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2014, cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments and dollar roll transactions, amounted to $95,928,187 and $102,434,601, respectively of which $58,207,344 in purchases and $58,379,453 in sales were from mortgage dollar roll transactions.

15

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the six months ended June 30, 2014, the Fund incurred $810,667 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the six months ended June 30, 2014, the Advisor waived fees of $92,696.

If the Advisor waives any fee or reimburses any expense pursuant to the Expense Limitation Agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). For the period ended June 30, 2014, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2014	$119,515
December 31, 2015	$58,143
December 31, 2016	$85,224

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” of “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the six months ended June 30, 2014, pursuant to the Plan, the Advisor received $180,148 of fees.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

16

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended June 30, 2014, the Fund did not assess redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2013	December 31, 2012
Ordinary Income	$6,837,764	$3,094,056
Long-Term Capital Gain	—	—
Return of Capital	181,690	62,268
	$7,019,454	$3,156,324

As of December 31, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(4,313,680)	$—	$(932,068)	$(4,744,404)	$(9,990,152)

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $932,068.

At December 31, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$3,529,420	$784,260	$4,313,680

17

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and adjustments for paydowns, resulted in reclassification as of December 31, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(181,690)	$3,849,499	$(3,667,809)

These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

TransWestern Institutional Short Duration Government Bond Fund

EXPENSE EXAMPLES

June 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	1/1/14	6/30/14	1/1/2014 – 6/30/14
TransWestern	0.65%	$1,000.00	$1,019.60	$3.25

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	1/1/14	6/30/14	1/1/2014 – 6/30/14
TransWestern	0.65%	$1,000.00	$1,021.57	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

19

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
20

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
21

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2380.

INVESTMENT ADVISOR

TransWestern Capital Advisors, LLC

155 S. Madison St., Suite 210

Denver, CO 80209

SUB-ADVISOR

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date  9/5/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date     9/5/2014

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/5/2014